UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: July 21, 2023 (Date of earliest event reported)
Oak Valley Bancorp (Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	001-34142 (Commission File Number)	26-2326676 (IRS Employer Identification Number)

125 N. Third Ave. Oakdale, CA (Address of principal executive offices)	95361 (Zip Code)
(209) 848-2265 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OVLY	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On July 21, 2023 Oak Valley Bancorp issued a press release, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference. The press release announced the Company’s operating results for the quarter ended June 30, 2023.

The information in this Item 2.02 in this Form 8-K and the Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

See “Item 2.02. Results of Operations and Financial Condition” which is incorporated by reference in this Item 7.01.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Oak Valley Bancorp dated July 21, 2023
           104        Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2023
OAK VALLEY BANCORP

	By:	/s/ Jeffrey A. Gall
Jeffrey A. Gall
Senior Vice President and Chief Financial Officer (Principal Financial Officer and duly authorized signatory)

Exhibit Index
Exhibit No.	Description

99.1	Press Release of Oak Valley Bancorp dated July 21, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)